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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-99863) of Horizon Medical Products, Inc. of our report dated February 26, 2002, except for Notes 6, 9, 12, and 17 as to which the date is April 15, 2002 and Note 18 as to which the date is September 9, 2002 relating to the consolidated financial statement schedule, which appear in this Form 10-K.

Birmingham, AL
March 28, 2003